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                                                                EXHIBIT 10.26


                            SUBORDINATION AGREEMENT

         Agreement dated October 15, 1997 between PNC BANK, NATIONAL ASSOCIATION as agent for Senior Lenders (as hereafter defined) and TYLER CORPORATION ("Subordinated Lender").

                                   BACKGROUND

                 As an inducement for Agent and Senior Lenders to provide a secured credit facility in favor of INSTITUTIONAL FINANCING SERVICES, INC., a California corporation (the "Company"), Subordinated Lender has agreed to enter into this subordination agreement to provide for the subordination of the "Subordinated Indebtedness" to the "Senior Indebtedness."

                                   AGREEMENTS

                 NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                 I.       Definitions.

                          I.1.    General Terms.  For purposes of this
Subordination Agreement, the following terms shall have the following meanings:

                          "Agent" shall mean PNC Bank, National Association and
its successors and assigns.

                          "Agreements" shall mean, collectively, the Senior
Lending Agreements and the Purchase Agreement.

                          "Acquisition Guaranty" shall mean the Guaranty dated
as of the date hereof executed by I.F.S. in favor of Agent for its benefit and for the ratable benefit of Lenders, as same may be amended from time to time.

                          "Company" shall mean the Company and its successors
and assigns.

                          "Creditors" shall mean, collectively, Agent, Senior
Lenders and Subordinated Lender and their respective successors and assigns.

                          "Default" shall have the meaning set forth in the
Loan Agreement.

                          "Distribution" shall mean any payment, whether in
cash, in kind, securities or any other property, or security for any such Distribution.



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                          "Documents" shall have the meaning given to the term
"Other Documents" in the Loan Agreement,

                          "Event" shall have the meaning set forth in Section
2.2(c) hereof.

                          "Holder of Subordinated Indebtedness" or
"Subordinated Lender" shall mean Tyler Corporation, and any other Person(s) at any time or in any manner acquiring any right or interest in any of the Subordinated Indebtedness.

                          "I.F.S." shall mean I.F.S. Acquisition Corp., a New
Jersey corporation.

                          "Loan Agreement" shall mean the Revolving Credit, Term
Loan and Security Agreement dated as of October 15, 1997 between the Company, Agent and Senior Lenders as the same may be amended, supplemented, modified or restated from time to time.

                          "Material Default" shall mean a Default under
Sections 10.4, 10.5 (solely with respect to Sections 4.6, 4.9, 4.11, 6.3 and
9.4 of the Loan Agreement), 10.6, 10.7, 10.9 and 10.15 (ii) of the Loan
Agreement.

                          "Merger" shall mean the merger of the Company with
and into I.F.S. with I.F.S. being the surviving corporation.

                          "Person" shall mean an individual, a partnership, a
corporation (including a business trust), a joint stock company, a trust, an unincorporated association, a joint venture, a limited liability company, a limited liability partnership or other entity, or a government or any agency, instrumentality or political subdivision thereof.

                          "Purchase Agreement" shall mean that certain Stock
Purchase Agreement dated as of October 9, 1997 among the Company, Subordinated Lender and I.F.S., together with all exhibits and schedules thereto, as same may be amended, modified, restated or supplemented from time to time.

                          "Senior Indebtedness" shall mean, prior to the
Merger, all obligations of any kind owed by I.F.S. to Agent and Senior Lenders from time to time under or pursuant to any of the Acquisition Guaranty, including without limitation, all principal, interest (including all interest accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of I.F.S.) accruing thereon, charges, expenses, fees and other sums chargeable to I.F.S. by Agent and Senior Lenders, and reimbursement, indemnity or other obligations due and payable to Agent and Senior Lenders and, subsequent to the Merger, Senior Indebtedness shall mean all obligations of any kind owed by I.F.S. to Agent and Senior Lenders from time to time under or pursuant to the Senior Lending Agreements including, without limitation, all principal, interest (including all interest accruing after commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of I.F.S.) accruing thereon, charges, expenses, fees and other sums chargeable to I.F.S. by Agent and Senior Lenders, and reimbursement, indemnity or other obligations due and payable to Agent and Senior



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Lenders. Senior Indebtedness shall continue to Constitute Senior Indebtedness, notwithstanding the fact that such Senior Indebtedness or any claim for such Senior Indebtedness is subordinated, avoided or disallowed under the federal Bankruptcy Code or other applicable law. Senior Indebtedness shall also include any indebtedness of I.F.S. incurred in connection with a refinancing of the Senior Indebtedness under the Senior Lending Agreements if the terms and conditions of the agreements, documents and instruments related to such refinancing, taken as a whole, are not materially more onerous to the Holder of Subordinated Indebtedness than those set forth in the Senior Lending Agreements, as in effect on the date hereof.

                          "Senior Lenders" shall mean each of the financial
institutions that are now or hereafter become parties to the Loan Agreement and their successors and assigns.

                          "Senior Lending Agreements" shall mean, collectively,
the Loan Agreement, the Note and the other Documents between the Company prior to the Merger and I.F.S. (as successor in interest to the Company) upon the Merger becoming effective, Agent and/or Senior Lenders each as from time to time in effect.

                          "Subordinated Indebtedness" shall mean all principal,
interest and other amounts payable or chargeable in connection with the Section 2.2(a)(iii) of the Purchase Agreement.

                          I.2.    Other Terms. Capitalized terms not otherwise
defined herein shall have the meanings given to them in the Loan Agreement.

                          I.3.    Certain Matters of Construction. The terms
"herein, "hereof" and "hereunder" and other words of similar import refer to this Subordination Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. Wherever appropriate in the context, terms used herein in the singular also include the plural and vice versa. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any instruments or agreements, including, without limitation, references to any of the Senior Lending Agreements or Purchase Agreement shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof.

                 2. Covenants. I.F.S. and each Holder of Subordinated Indebtedness hereby covenant that until the Senior Indebtedness shall have been paid in full and satisfied in cash and the Loan Agreement shall have been irrevocably terminated, all in accordance with the terms of the Loan Agreement, each will comply with such of the following provisions as are applicable to it:

                          2.1.    Transfers. Each Holder of Subordinated
Indebtedness covenants that any transferee from it of any Subordinated Indebtedness shall, prior to acquiring such interest, execute and deliver a counterpart of this Subordination Agreement to each other party hereto.

                          2.2.    Subordination Provisions. To induce Agent and
Senior Lenders to enter into the Loan Agreement and to make loans and advances thereunder, notwithstanding any other provision of the Subordinated Indebtedness to the contrary, any Distribution with respect to the Subordinated Indebtedness is and shall be expressly junior and subordinated in light of payment



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to all amounts due and owing upon all Senior Indebtedness outstanding from time to time. Specifically, but not by way of limitation:

                 (a) Payments. I.F.S. shall make no Distribution on the Subordinated Indebtedness until such time as the Senior Indebtedness shall have been paid in full in cash and the Loan Agreement shall have been irrevocably terminated; provided, however, so long as no Material Default or Event of Default shall have occurred under the Senior Lending Agreements or would occur after giving effect to such payment, I.F.S. may pay and the holders of the Subordinated Indebtedness may receive payment of the outstanding Subordinated Indebtedness if the Company has achieved EBITDA of at least $5,017,000 and revenues of at least $20,813,000 for the period commencing on October 1, 1997 and ending December 31, 1997 ("Initial Period"), which determination shall be made by Agent based upon a special purpose audit prepared for the Initial Period by independent certified accountants retained by the Company. In the event that the foregoing test is not met for the Initial Period, then so long as no Material Default or Event of Default shall have occurred under the Senior Lending Agreements or would occur after giving effect to such payment, I.F.S. may pay and the Holders of Subordinated Indebtedness may receive payment of (1) $500,000 of the Subordinated Indebtedness if the Company has achieved EBITDA of at least $4,738,000 and revenues of at least $19,657,000 for the Initial Period, which determination shall be made by Agent based upon the a special purpose audit prepared for the Initial Period by independent certified accountants retained by the Company and (2) the outstanding balance of the Subordinated Indebtedness if the Company has achieved EBITDA of at least $5,334,000 and revenues of at least $29,513,000 for the six month period ending on March 31, 1998, which determination shall be made by Agent based upon a special purpose audit prepared for the six month period ending on March 31, 1998 by independent certified accountants retained by the Company.

                 Following the occurrence of a Material Default or an Event of Default under the Senior Lending Agreements, (i) I.F.S. shall make no Distribution on the Subordinated Indebtedness and (ii) upon and after receipt by the Holders of Subordinated Indebtedness of written notice of such Material Default or Event of Default from Agent (such notice, the "Default Notice") no such Holder of Subordinated Indebtedness shall be entitled to receive or retain any such Distribution in respect of the Subordinated Indebtedness, provided, further, that notwithstanding the foregoing restriction, I.F.S. may pay and the Holders of Subordinated Indebtedness shall be entitled to receive and retain a Distribution on account of the Subordinated Indebtedness which shall have become due and payable (on a non-accelerated basis) on the earliest to occur of (x) the date on which all such Material Defaults and/or Events of Default specified in the Default Notice shall have been cured or waived or (y) payment in full in cash of all Senior Indebtedness and the irrevocable termination of the Loan Agreement.

                 (b) Limitation on Acceleration. During any period described in Section 2.2(a) hereof in which a Distribution is not permitted to be made on Subordinated Indebtedness, no Holder of Subordinated Indebtedness shall be entitled to accelerate the maturity of the Subordinated Indebtedness, exercise any remedies or commence any other action or proceeding to recover any amounts due or to become due with respect to Subordinated Indebtedness, provided, however, the foregoing limitation on acceleration or exercise of any remedies shall not be applicable following (x) the occurrence of an Event (as to which Section 2.2(c) shall apply), (y)



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following the maturity Or acceleration of all Senior Indebtedness, or (z) one hundred-eighty (180) days from the delivery of the Default Notice.

                          (c)     Prior Payment of Senior Indebtedness in
Bankruptcy, etc. In the event of any insolvency or bankruptcy proceedings relative to I.F.S. or its property, or any receivership, liquidation, reorganization or other similar proceedings in connection therewith, or, in the event of any proceedings for voluntary liquidation, dissolution or other winding up of I.F.S. or distribution or marshalling of its assets or any composition with creditors of I.F.S., whether or not involving insolvency or bankruptcy, or if I.F.S. shall cease its operations, call a meeting of its creditors or no longer do business as a going concern (each individually or collectively, an "Event") then all Senior Indebtedness shall be paid in full and satisfied in cash and the Loan Agreement irrevocably terminated before any Distribution shall be made on account of any Subordinated Indebtedness. Any such Distribution which would, but for the provisions hereof, be payable or deliverable in respect of the Subordinated Indebtedness, shall be paid or delivered directly to Agent or its representatives, in the proportions in which they hold the same, until amounts owing upon Senior Indebtedness shall have been paid in full in cash and the Loan Agreement irrevocably terminated.

                          (d)     Acceleration. In the event of any Senior
Indebtedness becoming due and payable, whether by acceleration, maturity or otherwise, no Distribution shall thereafter be made on account of the Subordinated Indebtedness until all Senior Indebtedness shall be paid in full in cash and the Loan Agreement be irrevocably terminated.

                          (e)     Power of Attorney. To enable Agent to assert
and enforce its rights hereunder in any proceeding referred to in Section
2.2(c) or upon the happening of any Event, the Agent or any person whom it may designate is hereby irrevocably appointed attorney in fact for the Subordinated Lender with full power to act in the place and stead of the Subordinated Lender including the right to make, present, file and vote such proofs of claim against I.F.S. on account of all or any part of the Subordinated Indebtedness as Agent may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Senior Indebtedness, provided, however, that such power of attorney shall terminate when the limitations on acceleration are no longer applicable. The Subordinated Lender will execute and deliver to Agent such instruments as may be required by Agent to enforce any and all Subordinated Indebtedness, to effectuate the aforesaid power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof, and the Subordinated Lender hereby irrevocably appoints Agent as the lawful attorney and agent of the Subordinated Lender to execute financing statements on behalf of the Subordinated Lender and hereby further authorizes Agent to file such financing statements in any appropriate public office.

                          (f)     Knowledge; Delivery of Default Notice. No
holder of any Subordinated Indebtedness shall at any time be charged with knowledge of any of the events described in Section 2.2 (a) hereof or on such account be prohibited from receiving or retaining any payment of monies or from taking any action regarding acceleration or the exercise of remedies, unless and until such holder shall have received the Default Notice; provided, however, any "default" or "event of default" under the Purchase Agreement shall automatically constitute an Event of Default under the Senior Lending Agreements so that payments received by any Holder of Subordinated Indebtedness following any such occurrence shall not be retained irrespective of the



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lack of receipt by such holder of a Default Notice, unless, (i) the Event of
Default is waived by such Holder of Subordinated Indebtedness, (ii) a copy of such waiver is given in writing by such Holder of Subordinated Indebtedness to Agent and (iii) no Default Notice is thereafter forthcoming from Agent within five (5) Business Days following the giving of notice of the aforesaid waiver, in which event any Holder of Subordinated Indebtedness may retain all payments previously or thereafter received, subject to the provisions of Section 2.2
(a).

                          Each Default Notice shall be deemed to be properly
given by Agent or other holder of Senior Indebtedness to the Holders of Subordinated Indebtedness if such Default Notice is delivered in accordance with Section 3.7 hereof; provided, however, that each and every additional or subsequent Holder of Subordinated Indebtedness shall be entitled to deliver written notice to Agent of its name and address and of its status as such a Holder of Subordinated Indebtedness, and upon delivery of such notice said holder shall also be entitled to receive Default Notices and to have the benefit of the provisions of this paragraph.

                          (g)     Payments Held in Trust. Should any
Distribution or the proceeds thereof, in respect of the Subordinated Indebtedness, be collected or received by the Subordinated Lender or any Affiliate (as such term is defined in Rule 405 of Regulation C adopted by the Securities and Exchange Commission pursuant to the Securities Act of 1933) of the Subordinated Lender at a time when the Subordinated Lender is not permitted to receive any such Distribution or proceeds thereof including if same is collected or received when there is or would be after giving effect to such payment a Material Default or an Event of Default under the Loan Agreement, then the Subordinated Lender will forthwith deliver, or cause to be delivered, the same to Agent in precisely the form held by the Subordinated Lender (except for any necessary endorsement) and until so delivered, the same shall be held in trust by the Subordinated Lender, or any such Affiliate, as the property of the Agent on behalf of Senior Lenders and shall not be commingled with other property of the Subordinating Lender or any such Affiliate.

                          (h)     Subrogation. Subject to the prior payment in
full in cash of the Senior Indebtedness and the irrevocable termination of the Loan Agreement, to the extent that Agent or any Senior Lender has received any Distribution on the Senior Indebtedness which, but for this Subordination Agreement, would have been applied to the Subordinated Indebtedness, the Subordinated Lender shall be subrogated to the then or thereafter rights of Agent and Senior Lenders including, without limitation, the right to receive any Distribution made on the Senior Indebtedness until the principal of, interest on and other charges due under the Subordinated Indebtedness shall be paid in full; and, for the purposes of such subrogation, no Distribution to the Agent or any Senior Lender to which the Subordinated Lender would be entitled except for the provisions of this Subordination Agreement shall, as between I.F.S., its creditors (other than Agent and Senior Lenders) and the Subordinated Lender, be deemed to be a Distribution by I.F.S. to or on account of Senior Indebtedness, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the Subordinated Lender on the one hand, and the Agent and Senior Lenders on the other hand.

                          (i)     Scope of Subordination. The provisions of
this Subordination Agreement are solely to define the relative rights of any Holder of Subordinated Indebtedness, Agent and Senior Lenders. Nothing in this Subordination Agreement shall impair, as between I.F.S. and the Subordinated Lender the unconditional and absolute obligation of I.F.S. to punctually pay



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the principal, interest and any other amounts and obligations owing under the
Purchase Agreement in accordance with the terms thereof, subject to the rights of Agent and Senior Lenders under this Subordination Agreement.

        3.       Miscellaneous.

                 3.1. Additional Agreements. In the event that the Senior Indebtedness is refinanced in full, Subordinated Lender agrees at the request of such refinancing party to enter into a subordination agreement on terms substantially similar to this Subordination Agreement.

                 3.2. Survival of Rights. The right of Agent to enforce the provisions of this Subordination Agreement shall not be prejudiced or impaired by any act or omitted act of I.F.S., Agent or any Senior Lender including forbearance, waiver, consent, compromise, amendment, extension, renewal, or taking or release of security in respect of any Senior Indebtedness or noncompliance by I.F.S. with such provisions, regardless of the actual or imputed knowledge of Agent or such Senior Lender.

                 3.3. Receipt of Agreements. Agent hereby acknowledges receipt of a correct and complete copy of the Purchase Agreement as in effect on the date hereof. The Subordinated Lender, solely for the purposes of this Subordination Agreement, hereby acknowledges receipt of a correct and complete copy of each of the Senior Lending Agreements as in effect on the date hereof.

                 3.4. No Amendment of Purchase Agreement. So long as the Loan Agreement remains in effect, neither I.F.S. nor any Holder of Subordinated Indebtedness shall enter into any amendment to or modification of any Purchase Agreement which relates to or affects the principal amount, interest rate, payment terms, or any other material covenant or agreement of I.F. S. thereunder or in respect thereof, without the prior written consent of Agent.

                 3.5. Amendments to Senior Lending Agreements. Nothing contained in this Subordination Agreement, or in any other agreement or instrument binding upon any of the parties hereto, shall in any manner limit or restrict the ability of Agent and Senior Lenders from increasing or changing the terms of the loans under the Senior Lending Agreements, or to otherwise waive, amend or modify the terms and conditions of the Senior Lending Agreements, in such manner as Agent, Senior Lenders and the Company (prior to the Merger being effective) or I.F.S. (upon the Merger becoming effective) shall mutually determine. Each Holder of Subordinated Indebtedness hereby consents to any and all such waivers, amendments, modifications and compromises, and any other renewals, extensions, indulgences, releases of collateral or other accommodations granted by Agent and/or Senior Lenders to the Company (prior to the Merger being effective) or I.F.S. (upon the Merger becoming effective) from time to time, and agrees that none of such actions shall in any manner affect or impair the subordination established by this Subordination Agreement in respect of the Subordinated Indebtedness.

                 3.6,     Notice of Default and Certain Events. Agent and the
Holders of Subordinated Indebtedness shall undertake in good faith to notify the other of the occurrence of any of the following as applicable:



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                          (i)     the obtaining Of actual knowledge of the
occurrence of any default or breach under the Purchase Agreement;

                          (ii)    the acceleration of any Senior Indebtedness
by Senior Lenders or of any Subordinated Indebtedness by any Holder of Subordinated Indebtedness;

                          (iii)   the granting by Senior Lenders of any waiver
of any Event of Default under the Loan Agreement or the granting by any Holder of Subordinated Indebtedness of any waiver of any "default" or "event of default" under the Purchase Agreement; or

                          (iv)    The payment in full by (whether as a result
of refinancing or otherwise) of all Senior Indebtedness.

                 The failure of any party to give such notice shall not affect the subordination of the Subordinated Indebtedness as provided in this Subordination Agreement.

                 3.7. Notices. Any notice or other communication required or permitted pursuant to this Subordination Agreement shall be deemed given (a) when personally delivered to any officer of the party to whom it is addressed,
(b) on the earlier of actual receipt thereof or three (3) days following posting thereof by certified or registered mail, postage prepaid, or (c) upon actual receipt thereof when sent by a recognized overnight delivery service or
(d) upon actual receipt thereof when sent by telecopier to the number set forth below with telephone communication, confirming receipt and subsequently confirmed by registered, certified or overnight mail to the address set forth below, in each case addressed to each party at its address set forth below or at such other address as has been furnished in writing by a party to the other by like notice:

                 If to Agent:              PNC BANK, NATIONAL ASSOCIATION
                                           2 PNC Plaza
                                           620 Liberty Avenue
                                           Pittsburgh, Pennsylvania 15265
                                           Attention: Wallace G. Clements
                                           Telephone., (412) 768-4376
                                           Facsimile: (412) 762-4069

                 with copies to:           Hahn & Hessen LLP
                                           350 Fifth Avenue
                                           New York, NY 10118-0075
                                           Attention: Steven J. Seif, Esq.
                                           Telephone: (212) 736-1010
                                           Facsimile: (212) 594-7167

                 If to Subordinated
                 Lender:                   TYLER CORPORATION
                                           520 Post Oak Boulevard, Suite 850
                                           Houston, Texas 77027
                                           Attention: Bruce W. Wilkinson
                                           Telephone: (713) 629-9584
                                           Facsimile: (713) 629-9936



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                 with copies to:           Lidell, Sapp, Zivley, Hill & La Boon
                                           600 Travis
                                           3400 Texas Commerce Tower
                                           Houston, Texas 77002-3004
                                           Attention: David Taylor, Esq.
                                           Telephone: (713) 226-1200
                                           Facsimile: (713) 223-3717

                 If to the Company:        INSTITUTIONAL FINANCING SERVICES,
                                           INC.
                                           5100 Park Road
                                           Benicia, California 94510
                                           Attention: James Cascino, President
                                           Telephone: (707) 747-2124
                                           Facsimile: (707) 747-4188

                 with copies to:           CRUMMY, DEL DEO, DOLAN,
                                           GRIFFINGER & VECCHIONE
                                           One Riverfront Plaza
                                           Newark, New Jersey 07102-5497
                                           Attention: Frank E. Lawatsch, Esq.
                                           Telephone. (201) 596-4500
                                           Facsimile: (201) 639-6249

                          3.8.    Books and Records. The Subordinated Lender
shall (a) make notations on the books of the Subordinated Lender beside all accounts or on other statements evidencing or recording any Subordinated Indebtedness to the effect that such Subordinated Indebtedness is subject to the provisions of this Subordination Agreement, (b) furnish Agent, upon request from time to time, a statement of the account between the Subordinated Lender and I.F.S. and (c) give Agent, upon its request, full and free access to the Subordinated Lender's books pertaining only to such accounts with the right to make copies thereof

                          3.9.    Binding Effect; Other. This Subordination
Agreement shall be a continuing agreement, shall be binding upon and shall inure to the benefit of the parties hereto from time to time and their respective successors and assigns, shall be irrevocable and shall remain in full force and effect until the Senior Indebtedness shall have been satisfied or paid in full in cash and the Loan Agreement shall have been irrevocably terminated, but shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any amount paid by or on behalf of I.F.S. (both before and after giving effect to the Merger) with regard to the Senior Indebtedness is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of I.F.S. (both before and after giving effect to the Merger), or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee, custodian, or similar officer, for I.F.S. (both before and after giving effect to the Merger) or any substantial part of its property, or otherwise, all as though such payments had not been made. No action which any Agent or any Senior Lender or I.F. S. may take or refrain from taking with



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respect to the Senior Indebtedness, including any amendments thereto, shall affect the provisions of this Subordination Agreement or the obligations of any Subordinated Lender hereunder. Any waiver or amendment hereunder must be evidenced by a signed writing of the party to be bound thereby, and shall only be effective in the specific instance. This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of New York. The headings in this Subordination Agreement are for convenience of reference only, and shall not alter or otherwise affect the meaning hereof.

                 4.       Representations and Warranties.

                          (a)     Subordinated Lender represents and warrants
to Agent and Senior Lenders that Subordinated Lender is the holder of the Subordinated Indebtedness. Subordinated Lender agrees that it shall not assign or transfer any of the Subordinated Indebtedness without (i) prior notice being given to Agent and (ii) such assignment or transfer being made expressly subject to the terms of this Subordination Agreement, Subordinated Lender further warrants to Agent and Senior Lenders that it has full right, power and authority to enter into this Subordination Agreement and, to the extent Subordinated Lender is an agent or trustee for other parties, that this Subordination Agreement shall fully bind all such other parties.

                          (b)     Agent represents and warrants to Subordinated
Lender that Senior Lenders are the holders of the Senior Indebtedness. Agent agrees that neither Agent nor any Senior Lender shall assign or transfer any of the Senior Indebtedness or without (i) prior notice being given to Subordinated Lender and (ii) such assignment or transfer being made expressly subject to the terms and provisions of this Subordination Agreement. Agent further warrants to Subordinated Lender that it has full right, power and authority to enter into this Subordination Agreement and, to the extent Agent is an agent or trustee for other parties, that this Subordination Agreement shall fully bind all such other parties.

                 5. Proceedings. ANY JUDICIAL PROCEEDING BROUGHT BY OR AGAINST ANY SUBORDINATED LENDER WITH RESPECT TO THIS OR ANY RELATED AGREEMENT MAY BE BROUGHT IN ANY COURT OF COMPETENT JURISDICTION IN STATE OF NEW YORK, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS SUBORDINATION AGREEMENT EACH SUBORDINATED LENDER, AGENT AND I.F.S. ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS SUBORDINATION AGREEMENT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST THE SUBORDINATED LENDER IN ANY COURTS OF ANY OTHER JURISDICTION ANY JUDICIAL PROCEEDING BY ANY SUBORDINATED LENDER AGAINST AGENT OR ANY SENIOR LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS SUBORDINATION AGREEMENT OR ANY RELATED AGREEMENT, SHALL BE BROUGHT ONLY IN A COURT LOCATED
IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED THAT NOTWITHSTANDING THE FOREGOING, IF IN ANY JUDICIAL PROCEEDING BY



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
OR AGAINST ANY SUBORDINATED LENDER THAT IS BROUGHT IN ANY OTHER COURT SUCH COURT DETERMINES THAT AGENT OR ANY SENIOR LENDER IS AN INDISPENSABLE PARTY, SUCH SUBORDINATED LENDER SHALL BE TO ENTITLED TO JOIN OR INCLUDE AGENT OR SUCH LENDER IN SUCH PROCEEDINGS IN SUCH OTHER COURT. EACH SUBORDINATED LENDER WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND SHALL NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NON CONVENIENS.

                 6. Waiver Of Jury Trial. EACH CREDITOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS SUBORDINATION AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF ANY CREDITOR OR ANY OF THEM WITH RESPECT TO THIS SUBORDINATION AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENTS OR AGREEMENT EXECUTED OR DELIVER, BY THEM IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH CREDITOR HEREBY AGREES AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRAIL WITHOUT JURY, AND THAT EITHER OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                 IN WITNESS WHEREOF, the undersigned have entered into this Subordination Agreement this 15th day of October, 1997.


                                  PNC BANK, NATIONAL ASSOCIATION
                                  as Agent

                                  By: /s/ CRAIG STILLWAGON
                                     -----------------------------------------
                                      Craig Stillwagon, Vice President


                                  TYLER CORPORATION,
                                  as Subordinated Lender

                                  BY: /s/ BRUCE WILKINSON
                                     -----------------------------------------
                                  Name:  Bruce Wilkinson
                                       ---------------------------------------
                                  Title: Authorized Signature
                                        --------------------------------------



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
                                ACKNOWLEDGEMENT

                 The undersigned hereby acknowledges and agrees to the foregoing Subordination Agreement. The undersigned agrees to be bound by the terms and provisions thereof as they relate to the relative rights of the Creditors with respect to each other. However, nothing therein shall be deemed to amend, modify, supersede or otherwise alter the terms of the respective agreements between the undersigned and each Creditor. The undersigned further agrees that the Subordination Agreement is solely for the benefit of the Creditors and shall not give the undersigned, its successors and assigns, or any other person, any rights vis-a-vis any Creditor.

                                           I.F.S. ACQUISITION CORP.

                                           By: /s/ WILLIAM WALSH
                                              --------------------------------
                                           Name: William Walsh
                                           Title: Chairman of the Board

         STATE OF NEW YORK   )
                             )  ss.:
         COUNTY OF NEW YORK  )

                 On the ____ day of October, 1997, before me personally came Craig Stillwagon to me known, who, being by me duly sworn did depose and say that he is a Vice/President of PNC BANK, NATIONAL ASSOCIATION, the bank described in and which executed the above instrument; and that he was authorized to sign his name thereto.


                                           ------------------------------------
                                           Notary Public

         STATE OF TEXAS      )
                             )  ss.:
         COUNTY OF HARRIS    )

                 On the ___ day of October, 1997, before me personally came Bruce W. Wilkinson to me known, who, being duly sworn did depose and say that he is the Authorized Signatory of TYLER CORPORATION, the corporation described in and which executed the above instrument; and that he signed his name * hereto by order or the board of directors of said corporation.
                                           /s/ DEJUANA A. BIVINS
                                           ------------------------------------
                                           Notary Public

         STATE OF NEW YORK   )
                             )  ss.:
         COUNTY OF NEW YORK  )

                 On the ___ day of October, 1997, before me personally came William Walsh to me known, who being by me duly sworn did depose and say that he is the Chairman of the Board of I.F.S. ACQUISITION CORP., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                           ------------------------------------
                                           Notary Public



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